The PNC Financial Services Group, Inc. First Quarter 2006 Earnings Conference Call April 20, 2006 Exhibit 99.2

Earned $354 million or $1.19 per diluted share
BlackRock announced agreement to merge with Merrill Lynch’s
investment management business, creating the largest publicly-
traded asset management company in the U.S.
Experienced solid customer growth and business trends
Disciplined expense management
Asset quality remained strong
Well positioned with anticipated significant capital flexibility
First Quarter 2006 Highlights

Retail Banking $190 $149 28% 26%
Corporate & Institutional Banking 105 110 (5)% 22%
BlackRock 71 47 52% 30%
PFPC 27 23 17% 28%
Total business segment
earnings 393 329 19% 26%
Minority interest in income
of BlackRock (22) (14)
Other (17) 39
Total consolidated $354 $354 - 17%
Earnings (Loss) $ millions
Quarter Ended March 31
2006 2005 Growth
Return on
Avg. Capital *
2006
* Percentages for BlackRock and PFPC reflect return on average equity.
Businesses are Gaining Momentum

Net interest income * $563 (0.9)% 10%
Noninterest income 1,185 2.7% 22%
Total revenue * 1,748 1.5% 18%
Noninterest expense 1,171 2.3% 17%
Pretax, pre-provision income * 577 - 19%
Provision 22 (8.3)% N/M
Income before minority
interest and income taxes * 555 0.4% 16%
Minority interest 13 N/M N/M
Income taxes * 188 (3.1)% 59%
Net income $354 (0.3)% -
EPS – diluted $1.19 (0.8)% (4)%
First Quarter
2006
$ millions
(except per share data)
Income Statement
Fourth Quarter
2005
First Quarter
2005
% Change vs.
N/M – not meaningful
* Presented on a taxable-equivalent basis.  See Appendix for GAAP reconciliation of net interest income, total revenue and income taxes.

Building a More Competitive Company
Eliminate 3,000 positions
Implement 2,400 ideas
Achieve $400 million of total
value
2,100 positions eliminated
91% of ideas are complete or
in process
Delivered $60 million in the 1
st
quarter of 2006.  On track to
capture $400 million of value
by 2007.
Expected Outcomes Update – As of 3/31/06
One PNC – Driving Improved
Operating Leverage

Total loans $49.1 0.7% 12%
Securities $20.9 0.4% 24%
Total interest-earning assets $76.4 0.3% 12%
Total assets $92.1 0.1% 11%
Noninterest-bearing demand deposits $14.0 (0.6)% 12%
Money market deposits $18.5 (3.7)% 12%
Savings and retail CDs $15.5 2.1% 18%
Total deposits $61.0 0.2% 14%
Total borrowed funds $15.8 (2.6)% 5%
Tangible common equity ratio 5.2%
Loans to deposits 81%
Deposits to total funds 65%
Average balances, $ billions
At quarter-end
Fourth Quarter
2005
First Quarter
2006
First Quarter
2005
% Change vs.
Balance Sheet Highlights -
First Quarter 2006

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project”
and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding these factors in our Form 10-K for the year ended December 31, 2005, including in the Risk Factors and Risk Management sections.  Our forward-looking statements may also be subject to other risks and uncertainties including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com.
•
Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business. We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions
•
The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
•
Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as the pending acquisition by BlackRock of Merrill Lynch’s investment management business.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These developments could include:  (a) the resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.  The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can also impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our majority-owned subsidiary BlackRock, Inc. are discussed in more detail in BlackRock’s 2005 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

$ millions
Net interest income, GAAP basis $556 $555 $506 0.2% 10%
Taxable-equivalent adjustment 7 13 6 (46.2)% 17%
Net interest income, taxable-equivalent basis $563 $568 $512 (0.9)% 10%
Total revenue, GAAP basis $1,741 $1,709 $1,480 1.9% 18%
Taxable-equivalent adjustment 7 13 6 (46.2)% 17%
Total revenue, taxable-equivalent basis $1,748 $1,722 $1,486 1.5% 18%
Income taxes, GAAP basis $181 $181 $112 - 62%
Taxable-equivalent adjustment 7 13 6 (46.2)% 17%
Income taxes, taxable-equivalent basis $188 $194 $118 (3.1)% 59%
% Change
1Q06
1Q06
vs.
1Q05
1Q06
vs.
4Q05 4Q05 1Q05
Non-GAAP to GAAP
Reconcilement
Appendix
Net Interest Income, Total Revenue and Income Taxes